                                OPPENHEIMER BALANCED FUND/VA
                      (a series of Oppenheimer Variable Account Funds)

                              Supplement dated August 31, 2007
                           to the Prospectus dated April 30, 2007

     This supplement amends the Prospectus dated April 30, 2007.

     The Prospectus is revised by deleting the section titled "Advisory Fees" on page 10 in its entirety and replacing it with the following:

     Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that declines on additional  assets as the Fund grows:  0.75% of the first $200  million of average  annual net assets,
0.72% of the next $200  million,  0.69% of the next $200  million,  0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The
Fund's  management  fee for its last fiscal year ended  December 31,  2006,  was
0.72% of the Fund's average annual net assets for each class of shares.

     Effective  September 1, 2007 the Manager has voluntarily  agreed to waive a portion of the advisory fee and/or reimburse  certain expenses so that the total expenses  of the Fund will not  exceed  0.92% of  average  annual net assets for
Service  shares and 0.67% of average annual net assets for  Non-Service  shares.
This voluntary waiver and/or reimbursement may be withdrawn at any time.

     A  discussion  regarding  the basis for the Board's  approval of the Fund's investment advisory agreement with the Manager is available in the Fund's Annual
Report to shareholders for the fiscal year ended December 31, 2006.

August 31, 2007                                              PS0670.009